7

                                    EXHIBIT A

Name,                   Citi-   Present Position    Present Principal
Business Address       zenship  with BellSouth      Occupation, Name,
                                                    Address and
                                                    Principal Business
                                                    of Organization

F. Duane Ackerman         USA   President, Chief    President and CEO
2000 Campanile                  Executive Officer   BellSouth Corporation
1155 Peachtree St.,N.E.         and Director        1155 Peachtree St., N.E.
Atlanta, GA  30309-3610                             Atlanta, GA  30309-3610
                                                    Telecommunications Svcs.

Walter H. Alford          USA   Executive Vice      Executive Vice President
2002 Campanile                  President and       and General Counsel
1155 Peachtree St., N.E.        General Counsel     BellSouth Corporation
Atlanta, GA  30309-3610                             1155 Peachtree St., N.E.
                                                    Atlanta, GA  30309-3610
                                                    Telecommunications Svcs.

C. Sidney Boren           USA   Senior Vice         Senior Vice President-
2004 Campanile                  President           Corporate Planning
1155 Peachtree St., N.E.                            & Development
Atlanta, GA  30309-3610                             BellSouth Corporation
                                                    1155 Peachtree St., N.E.
                                                    Atlanta, GA  30309-3610
                                                    Telecommunications Svcs.

Keith O. Cowan            USA   Vice President      Vice President-
1710 Campanile                                      Corporate Development
1155 Peachtree St., N.E.                            BellSouth Corporation
Atlanta, GA  30309-3610                             1155 Peachtree St., N.E.
                                                    Atlanta, GA  30309-3610
                                                    Telecommunications Svcs.

Name,                   Citi-   Present Position    Present Principal
Business Address       zenship  with BellSouth      Occupation, Name,
                                                    Address and
                                                    Principal Business
                                                    of Organization

Mark E. Droege             USA   Vice President     Vice President-Financial
2005 Campanile                                      Management and Treasurer
1155 Peachtree St., N.E.                            BellSouth Corporation
Atlanta, GA  30309-3610                             1155 Peachtree St., N.E.
                                                    Atlanta, GA  30309-3610
                                                    Telecommunications Svcs.


Ronald M. Dykes            USA   Executive Vice     Executive Vice President
2006 Campanile                   President and      and Chief Financial Officer
1155 Peachtree St., N.E.         Chief Financial    BellSouth Corporation
Atlanta, GA  30309-3610          Officer            1155 Peachtree St., N.E.
                                                    Atlanta, GA  30309-3610
                                                    Telecommunications Svcs.

H. C. Henry, Jr.           USA   Executive Vice     Executive Vice President-
2008 Campanile                   President          Corporate Relations
1155 Peachtree St., N.E.                            BellSouth Corporation
Atlanta, GA  30309-3610                             1155 Peachtree St., N.E.
                                                    Atlanta, GA  30309-3610
                                                    Telecommunications Svcs.

David J. Markey            USA   Vice President     Vice President-
Suite 900                                           Governmental Affairs
1133 21st Street, N.W.                              BellSouth DC
Washington, DC  20036                               Suite 900
                                                    1133 21St Street, N.W.
                                                    Washington, DC  20036
                                                    Telecommunications Svcs.


Name,                   Citi-   Present Position    Present Principal
Business Address       zenship  with BellSouth      Occupation, Name,
                                                    Address and
                                                    Principal Business
                                                    of Organization

Charles C. Miller, III   USA    President-          President-International
Suite 400                       International       BellSouth Corporation
1100 Peachtree St., N.E.                            Suite 400
Atlanta, GA  30309-4599                             1100 Peachtree St., N.E.
                                                    Atlanta, GA  30309-4599
                                                    Telecommunications Svcs.

W. Patrick Shannon       USA    Vice President      Vice President
2007 Campanile                                      and Controller
1155 Peachtree St., N.E.                            BellSouth Corporation
Atlanta, GA  30309-3610                             1155 Peachtree St., N.E.
                                                    Atlanta, GA  30309-3610
                                                    Telecommunications Svcs.


Arlen G. Yokley          USA    Senior Vice         Senior Vice President-
2001 Campanile                  President           Executive Staff Officer
1155 Peachtree St., N.E.        and Secretary       and Corporate Secretary
Atlanta, GA  30309-3610                             BellSouth Corporation
                                                    1155 Peachtree St., N.E.
                                                    Atlanta, GA 30309-3610
                                                    Telecommunications Svcs.

Earle Mauldin            USA   Chairman of the      Chairman of the Board
Suite 1000                     Board and            and President
1100 Peachtree St., N.E.       President            BellSouth Enterprises, Inc.
Atlanta, GA  30309-4599        BellSouth            Suite 1000
                               Enterprises, Inc.    1100 Peachtree St., N.E.
                                                    Atlanta, GA  30309-4599
                                                    Telecommunications Svcs.


Name,                   Citi-   Present Position    Present Principal
Business Address       zenship  with BellSouth      Occupation, Name,
                                                    Address and
                                                    Principal Business
                                                    of Organization

Jere A. Drummond          USA   President,          President, CEO and Director
4500 BellSouth Center           Chief Executive     BellSouth
675 W. Peachtree St., N.E.      Officer and         Telecommunications, Inc.
Atlanta, GA 30375               Director            4500 BellSouth Center
                                BellSouth           675 W. Peachtree
                                Telecommunications  Street, N.E.
                                                    Atlanta, GA  30375
                                                    Telecommunications Svcs.

Reuben V. Anderson        USA    Director           Partner, Phelps Dunbar
Phelps Dunbar                                       Suite 500, Mtel Centre N.
Ste 500, Mtel Centre N.                             200 South Lamar Street
200 South Lamar Street                              Jackson, MS  39201
Jackson, MS  39201                                  Attorneys

James H. Blanchard        USA    Director           Chairman of the
Synovus Financial Corp.                             Board and CEO
Suite 301, One Arsenal                              Synovus Financial Corp.
901 Front Street                                    Suite 301, One Arsenal
Columbus, GA  31901                                 901 Front Street
                                                    Columbus, GA  31901
                                                    Commercial Banking,
                                                     Securities Brokerage
                                                     and Data Processing

Name,                   Citi-   Present Position    Present Principal
Business Address       zenship  with BellSouth      Occupation, Name,
                                                    Address and
                                                    Principal Business
                                                    of Organization

J. Hyatt Brown           USA      Director          Chairman, President
Poe & Brown, Inc.                                   and CEO
220 S. Ridgewood Ave                                Poe & Brown, Inc.
Daytona Beach, FL  32114                            220 S. Ridgewood Ave
                                                    Daytona Beach, FL  32114
                                                    Insurance

John L. Clendenin        USA     Chairman of the    Chairman of the Board
BellSouth Corporation              Board            BellSouth Corporation
2000 Campanile                                      2000 Campanile
1155 Peachtree St., N.E.                            1155 Peachtree St., N.E.
Atlanta, GA  30309-3610                             Atlanta, GA  30309-3610
                                                    Telecommunications Svcs.

Armando M. Codina        USA     Director           Chairman of the Board
Codina Group, Inc.                                  and CEO
Penthouse II                                        Codina Group, Inc.
Two Alhambra Plaza                                  Penthouse II
Coral Gables, FL  33134                             Two Alhambra Plaza
                                                    Coral Gables, FL  33134
                                                    Real Estate Development

Marshall M. Criser       USA     Director           Chairman
Mahoney Adams                                       Mahoney Adams
  & Criser, P.A.                                    & Criser, P.A.
3400 Barnett Center                                 3400 Barnett Center
50 North Laura Street                               50 North Laura Street
Jacksonville, FL  32202                             Jacksonville, FL 32202
                                                    Attorneys

Name,                   Citi-   Present Position    Present Principal
Business Address       zenship  with BellSouth      Occupation, Name,
                                                    Address and
                                                    Principal Business
                                                    of Organization

Phyllis Burke Davis      USA     Director           Retired Senior
284 Ocean Road                                      Vice President
Box 264                                             Avon Products, Inc.
Bridgehampton, NY  11932                            284 Ocean Road
                                                    Box 264
                                                    Bridgehampton, NY  11932

John G. Medlin, Jr.       USA     Director          Chairman of the Board
Wachovia Corporation                                Wachovia Corporation
100 North Main Street                               100 North Main Street
Winston-Salem, NC  27101                            Winston-Salem, NC  27101
                                                    Interstate Bank
                                                     Holding Company

Robin B. Smith            USA     Director          Chairman and CEO
Publishers Clearing House                           Publishers Clearing House
382 Channel Drive                                   382 Channel Drive
Port Washington, NY 11050                           Port Washington, NY  11050
                                                    Magazine Subscription
                                                    Company

C. Dixon Spangler, Jr.    USA     Director          President,
University of                                       University of
North Carolina                                      North Carolina
Office of the President                             Office of the President
General Administration                              General Administration
910 Raleigh Road                                    910 Raleigh Road
Chapel Hill, NC  27514                              Chapel Hill, NC  27514

Name,                   Citi-   Present Position    Present Principal
Business Address       zenship  with BellSouth      Occupation, Name,
                                                    Address and
                                                    Principal Business
                                                    of Organization

Ronald A. Terry           USA     Director          Retired Chairman
First Tennessee                                     First Tennessee
National Corporation                                National Corporation
International Place 2                               International Place 2
6410 Poplar Ave., Ste 375                           6410 Poplar Ave., Ste 375
Memphis, TN  38118                                  Memphis, TN  38119-4839

Thomas R. Williams        USA     Director          President,
The Wales Group, Inc.                               The Wales Group, Inc.
3200 Arden Road, N.W.                               3200 Arden Road, N.W.
Atlanta, GA 30305                                   Atlanta, GA  30305
                                                    Private Investment Company

J. Tylee Wilson           USA     Director          Retired Chairman of the
121 Lamplighter Lane                                Board and CEO
Ponte Vedra Beach,                                  RJR Nabisco, Inc.
 FL  32082                                          121 Lamplighter Lane
                                                    Ponte Vedra Beach,
                                                    FL  32082